Earnings Results 1Q24 April 25, 2024 PCB BANCORP

2 Forward-Looking Statement & Non-GAAP Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. We caution that the forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control, including but not limited to the health of the national and local economies including the impact to the Company and its customers resulting from changes to, and the level of, inflation and interest rates; the Company’s ability to maintain and grow its deposit base; loan demand and continued portfolio performance; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks that could affect our financial performance and our stock price; changes to valuations of the Company’s assets and liabilities including the allowance for credit losses, earning assets, and intangible assets; changes to the availability of liquidity sources including borrowing lines and the ability to pledge or sell certain assets; the Company's ability to attract and retain skilled employees; customers' service expectations; cyber security risks; the Company's ability to successfully deploy new technology; the success of acquisitions and branch expansion; operational risks including the ability to detect and prevent errors and fraud; the effectiveness of the Company’s enterprise risk management framework; costs related to litigation; changes in laws, rules, regulations, or interpretations to which the Company is subject; the effects of severe weather events, pandemics, other public health crises, acts of war or terrorism, and other external events on our business. These and other important factors are detailed in various securities law filings made periodically by the Company, copies of which are available without charge on the SEC’s website at www.sec.gov and the on the investor relations section of the Company’s website at www.mypcbbank.com. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements. Any forward- looking statements presented herein are made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of the historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with GAAP. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are provided in the Non-GAAP Measures section of this presentation. References to the “Company,” “we,” or “us” refer to PCB Bancorp and references to the “Bank” refer to the Company’s subsidiary, PCB Bank.

Market Information 4/23/24 Market Cap $223.2 million Stock Price Per Share $15.65 52-Week Range $12.86 - $19.04 Dividend Yield 4.60% Dividend Payout Ratio (1Q23 – 4Q23) 41.14% Outstanding Shares 14,263,791 Stock Information 1Q24 or 3/31/24 Diluted Earnings Per Share (“Diluted EPS”) $0.33 Cash Dividend Per Share $0.18 Book Value (“BV”) Per Share $24.54 Tangible Common Equity (“TCE”) Per Share (1) $19.69 Number of Repurchased Shares (2) 0 (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure (2) The Company is authorized to purchased additional shares of 592,724 shares under the 2023 stock repurchase program 3 PCB Footprint Corporate Profile

4 Historical Performance $1.45 $1.58 $1.73 $2.05 $2.32 $2.40 0.000 0.500 1.000 1.500 2.000 2.500 3.000 2019 2020 2021 2022 2023 Mar-24 Held-For-Investment Loans ($bn) $1.48 $1.59 $1.87 $2.05 $2.35 $2.40 0.000 0.500 1.000 1.500 2.000 2.500 3.000 2019 2020 2021 2022 2023 Mar-24 Deposits ($bn) $24.1 $16.2 $40.1 $35.0 $30.7 $4.7 $38.6 $36.2 $52.4 $53.0 $43.1 $7.6 0.000 10.000 20.000 30.000 40.000 50.000 60.000 2019 2020 2021 2022 2023 1Q24 Net Income/PTPP Income ($mm) Net Income PTPP Income CAGR +12.5% CAGR +12.3% $0.25 $0.40 $0.44 $0.60 $0.69 $0.18 $1.49 $1.05 $2.62 $2.31 $2.12 $0.33 $14.44 $15.19 $17.24 $22.94 $24.46 $24.54 $18.21 $19.62 $19.69 -$5.00 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2019 2020 2021 2022 2023 1Q24 Cash Dividend/Diluted EPS & BV/TCE Per Share Cash Dividend Per Share Diluted EPS BV Per Share TCE Per Share (1) At period end (2) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of these measures to their most comparable GAAP measures (1), (2)(1) (2) Annualized +13.0% Annualized +8.7%

5 1Q24 Highlights Operating Results • Net income of $4.7 million, or $0.33 per diluted share • Provision for credit losses of $1.1 million • Return on Average Assets (“ROAA”) of 0.67%, Return on Average TCE (“ROATCE”) (1) of 6.63%, net interest margin of 3.10%, and efficiency ratio of 68.3% Loans • Loans held-for-investment (“HFI loans”) increased $74.5 million, or 3.2%, to $2.40 billion • Average loan yield was 6.66% compared to 6.58% for 4Q23 • Total loans to deposits ratio was 99.9% • Quarterly loan production was $153.6 million compared to $289.9 million for 4Q23 Asset Quality • ACL on loans was $28.3 million, or 1.18% to HFI loans • Past due loans were $4.5 million, or 0.19% of HFI loans and NPLs were $4.9 million, or 0.21% of HFI loans Deposits • Total deposits increased $51.2 million, or 2.2%, to $2.40 billion • Core deposits(1) were $1.49 billion, or 62.2% of total deposits • Non-interest bearing deposits were $538.4 million, or 22.4% of total deposits • Uninsured deposits were $1.02 billion, or 42.4% of total deposits • Cost of average interest-bearing deposits and total deposits were 4.84% and 3.73%, respectively Capital & Liquidity • Declared and paid quarterly cash dividend of $0.18 per share • TBV per share increased to $19.69 • Maintained available borrowing capacity of $1.28 billion, or 44.9% of total assets (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation to most comparable GAAP measure

Selected Financial

($ in Thousands, Except Per Share Data)	As of or For the Three Months Ended			Compared to 12/31/23		Compared to 3/31/23	
	3/31/24	12/31/23	3/31/23	Amount	Percentage	Amount	Percentage
Income Statement Summary:							
Interest Income	$ 43,555	$ 40,951	$ 34,536	$ 2,604	6.4%	$ 9,019	26.1%
Interest Expense	22,556	19,027	12,122	3,529	18.5%	10,434	86.1%
Net Interest Income	20,999	21,924	22,414	(925)	-4.2%	(1,415)	-6.3%
Noninterest Income	2,945	2,503	3,021	442	17.7%	(76)	-2.5%
Noninterest Expense	16,352	14,469	13,754	1,883	13.0%	2,598	18.9%
Provision (Reversal) for Credit Losses	1,090	1,698	(2,778)	(608)	-35.8%	3,868	-139.2%
Pretax Income	6,502	8,260	14,459	(1,758)	-21.3%	(7,957)	-55.0%
Income Tax Expense	1,817	2,352	4,162	(535)	-22.7%	(2,345)	-56.3%
Net Income	4,685	5,908	10,297	(1,223)	-20.7%	(5,612)	-54.5%
Diluted EPS	$ 0.33	$ 0.41	$ 0.70	$ (0.08)	-19.5%	$ (0.37)	-52.9%
Selected Balance Sheet Items:							
HFI loans	$ 2,397,964	$ 2,323,452	$ 2,092,442	$ 74,512	3.2%	$ 305,522	14.6%
HFS loans	3,256	5,155	14,352	(1,899)	-36.8%	(11,096)	-77.3%
Total Deposits	2,402,840	2,351,612	2,141,689	51,228	2.2%	261,151	12.2%
Total Assets	2,854,292	2,789,506	2,500,524	64,786	2.3%	353,768	14.1%
Shareholders' Equity	350,005	348,872	336,830	1,133	0.3%	13,175	3.9%
TCE [2]	280,864	279,731	267,689	1,133	0.4%	13,175	4.9%
Key Metrics:							
BV Per Share	$ 24.54	$ 24.46	$ 23.56	$		$	
TCE Per Share [1]	$ 19.69	$ 19.62	$ 18.72	$ 0.08	0.3%	$ 0.98	4.2%
ROAA [2]	0.67%	0.89%	1.69%	0.07		0.97	
Return on Average Equity ("ROAE") [2]	5.39%	6.82%	12.46%	-0.22%		-1.02%	
ROATCE [1], [2]	6.63%	8.54%	15.70%	-1.43%		-7.07%	
Net Interest Margin [2]	3.10%	3.40%	3.79%	-1.91%		-9.07%	
Efficiency Ratio [3]	68.29%	59.23%	54.08%	-0.30%		-0.69%	

(1) Not presented in accordance with GAAP. See "Non-GAAP Measures" for reconciliation of these measures to their most comparable GAAP measures
(2) Annualized
(3) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income

PCB BANCORP

6

$1,348 $1,422 $1,440 $1,445 $1,469 $1,504 $1,571 $1,614 $205 $216 $249 $268 $272 $280 $342 $372 $280 $321 $357 $379 $382 $384 $410 $412 $1,833 $1,959 $2,046 $2,092 $2,122 $2,168 $2,323 $2,398 - 500 1,000 1,500 2,000 2,500 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 HFI Loan Trend ($mm) Commercial Real Estate Commercial & Industrial Consumer 7 Loan Overview YoY +14.6% (1) Per regulatory definition in the Commercial Real Estate (“CRE”) Concentration Guidance $819 $898 $925 $943 $941 $961 $1,063 $1,103 230% 249% 254% 259% 255% 257% 281% 289% 0% 50% 100% 150% 200% 250% 300% 300.0 400.0 500.0 600.0 700.0 800.0 900.0 1,000.0 1,100.0 1,200.0 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Commercial Real Estate(1) Loan Trend ($mm) CRE Loans % to the Bank's Total Risk-Based Capital Commercial Property 36% Business Property 24% Multifamily 6% Construction 1% Commercial & Industrial 16% Consumer 17% HFI Loan Composition March 31, 2024 $2.40B 1Q24 Highlights • HFI loans Increased $74.5 million, or 3.2%, to $2.40 billion • CRE loans increased $42.8 million (2.7%), C&I loans increased $29.9 million (8.8%) & consumer loans increased $1.8 million (0.4%)

8 Loan Production & Rate/Yield Analysis (1) Total commitment basis (2) Include both HFI and HFS loans (3) Annualized $23 $29 $15 $14 $4 $17 $19 $11 $126 $68 $64 $27 $37 $27 $77 $24 $129 $169 $110 $71 $83 $114 $194 $119 $278 $266 $190 $112 $123 $158 $290 $154 5.23% 5.92% 7.17% 8.04% 8.18% 7.95% 7.90% 8.40% -8% -6% -4% -2% 0% 2% 4% 6% 8% 0 50 100 150 200 250 300 350 400 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 New Production(1) by Rate Type ($mm) Fixed Hybrid Variable WA Rate Fixed (WA Rate: 4.92%) 20% Variable (WA Rate: 8.46%) 41% Hybrid (WA Rate: 5.01%) 39% HFI Loans Interest Rate Mix 24% 24% 23% 23% 23% 22% 21% 20% 37% 38% 39% 39% 39% 39% 39% 39% 39% 38% 38% 38% 38% 39% 40% 41% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 HFI Loans Interest Rate Mix Trend Fixed Hybrid Variable March 31, 2024 HFI Loans WA Rate 6.42% Repricing Schedule (03/31/24) HFI Loans HFS Loans Total Loans ($ in thousands) Carrying Value WA Rate Carrying Value WA Rate Carrying Value WA Rate Less Than 3 Months $ 917,575 8.61% $ 3,256 10.12% $ 920,831 8.61% 3 to 12 Months 169,983 5.48% 0 169,983 5.48% 1 to 3 Years 595,143 4.25% 0 595,143 4.25% 3 to 5 Years 625,081 5.78% 0 625,081 5.78% More than 5 Years 90,182 4.79% 0 90,182 4.79% Total $ 2,397,964 6.42% $ 3,256 10.12% $ 2,401,220 6.43% Loan Yield Analysis 1Q24 ($ in thousands) Amount(2) Yield(3) Average Carrying Value $ 2,370,027 Interest on Loans $ 38,344 6.51% Fee (Cost) 291 0.05% Prepayment Penalty & Late Charges 43 0.01% Discount (Premium) 573 0.10% Total Interest & Fees $ 39,251 6.66%

Loan Concentration

Commercial Real Estate Loans by Property Type (3/31/24)

($ in thousands)	Carrying Value	% to Total	Count	WA LTV(1)	WA Rate	Maturing <= 1 Year	Maturing 2-3 Years	Maturing 3-5 Years	Maturing > 5 Years
Retail (More than 50%)	$ 365,545	22.6%	311	48.4%	6.27%	$ 29,637	$ 106,040	$ 91,222	$ 138,646
Industrial	272,424	16.9%	162	49.3%	5.92%	53,127	53,609	80,479	85,209
Mixed Use	160,208	9.9%	146	44.7%	5.79%	24,939	40,779	61,883	32,607
Hotel & Motel	136,479	8.5%	109	48.9%	7.35%	2,217	7,597	49,716	76,949
Apartments	112,602	7.0%	55	53.5%	4.92%	6,023	17,304	56,322	32,953
Gas Station	102,716	6.4%	121	53.2%	6.59%	3,712	14,522	19,046	65,436
Office	99,736	6.2%	54	54.0%	6.08%	4,544	19,643	35,840	39,709
Medical	60,075	3.7%	30	41.5%	7.65%	10,679	8,337	28,925	12,134
Auto (Sales, Repair & etc.)	38,336	2.4%	33	53.6%	5.51%	3,754	6,897	21,960	5,725
Golf Course	36,313	2.2%	8	48.9%	5.05%	-	19,216	9,324	7,773
Car Wash	35,457	2.2%	30	50.1%	5.94%	4,262	13,846	2,964	14,385
Spa, Sauna, & Other Self-care	31,006	1.9%	7	50.0%	5.15%	13,166	0	8,783	9,057
Commercial Condominium	30,553	1.9%	39	49.0%	5.80%	2,682	7,106	6,602	14,163
Construction	29,212	1.8%	9	50.1%	9.56%	29,212	0	0	0
Wholesale	19,720	1.2%	14	42.2%	5.42%	2,337	4,070	3,869	9,444
Church	12,577	0.8%	17	35.7%	5.64%	861	3,062	3,426	5,228
Others	71,198	4.4%	74	54.8%	6.69%	10,915	7,212	30,293	22,778
Total	**$ 1,614,157**	**100.0%**	**1,219**	**49.3%**	**6.20%**	**$ 202,067**	**$ 329,240**	**$ 510,654**	**$ 572,196**

Residential Mortgage Loans (3/31/24)

($ in thousands)	Carrying Value	WA LTV(1)	WA FICO
Residential Mortgage	$ 389,888	59.3%	759

(1) Collateral value at origination

Commercial Real Estate Loans

Geographic Concentration (3/31/24)


Los Angeles County
63%
$1.61B
CA: $1.28B
(80%)
Other States
3%
Washington
3%
Texas
6%
NY/NJ
7%
Orange County
8%
Nevada
1%
Other
Califronia
Counties
2%
Riverside
County
3%
San Bernardino
County...

PCB BANCORP
9

10 Loan Concentration Carrying Value % to Total WA Rate WA Month to Maturity($ in thousands) Finance & Insurance $ 89,893 24.1% 7.62% 6 Real Estate Related 64,356 17.3% 8.36% 16 General Manufacturing & Wholesale Trade 73,444 19.7% 8.38% 15 Retail Trade 38,379 10.3% 9.04% 47 Food Services 32,195 8.7% 9.29% 65 Entertainment & Recreation 24,683 6.6% 8.69% 27 Professional, Scientific, & Technical Services 15,511 4.2% 8.60% 21 Health Care & Social Assistance 8,004 2.2% 8.93% 43 Other Services 6,677 1.8% 8.97% 50 Transportation & Warehousing 3,559 1.0% 8.93% 14 All Other 15,233 4.1% 8.37% 21 Total $ 371,934 100.0% 8.40% 23 Los Angeles County 50% Northern CA Counties 12% Orange County 10% San Bernardino County 2% Other Socal Counties 4% NY/NJ 7% Georgia 7% Texas 3% Maryland 1% Other States 4% Commercial & Industrial Loans Geographic Concentration (3/31/24) Commercial & Industrial Loans by Industry Type (3/31/24) $372MM CA: $292MM (79%)

11 Credit Quality & Peer(1) Comparison $2.0 $7.4 $7.4 $3.0 $3.8 $3.7 $6.5 $4.5 0 1 2 3 4 5 6 7 8 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Non-Performing Assets (“NPAs”) ($mm) 0.09% 0.32% 0.30% 0.12% 0.15% 0.15% 0.23% 0.17% 0% 0% 0% 0% 0% 0% 0% 0% Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 NPAs to Total Assets 1.15% 1.21% 1.22% 1.18% 1.17% 1.18% 1.19% 1.18% 1% 1% 1% 1% 1% 1% 1% 1% Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 ACL on Loans to HFI Loans 1723% 321% 742% 834% 647% 686% 703% 574% 0 2 4 6 8 10 12 14 16 18 20 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 ACL on Loans to Non-Performing HFI Loans 0.59% 0.56% 0.45% 0.43% 0.29% 0.25% 0.21% 0.10% 0.09% 0% 0% 0% 0% 0% 1% 1% 1% Shinhan Open Peer Hope Woori Hanmi PCB USM CBB NPAs / (Total Loans + OREO)(2) March 31, 2024 Peer Information: December 31, 2023 0.75% 0.63% 0.56% 0.42% 0.27% 0% 0% 0% 0% 0% 1% 1% 1% 1% Hope CBB Open Hanmi PCB Classified Assets to Total Assets(4) March 31, 2024 Peer Information: December 31, 2023 (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) PCB Bank’s Peer Group per UBPR (4) Source: press releases concerning financial performance (3)

12 Deposits (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. $989 $810 $735 $654 $635 $611 $595 $538 $492 $553 $515 $460 $489 $459 $421 $484 $422 $476 $649 $811 $844 $861 $972 $1,021 $95 $139 $147 $217 $220 $261 $364 $360 $1,998 $1,978 $2,046 $2,142 $2,188 $2,192 $2,352 $2,403 0 500 1,000 1,500 2,000 2,500 3,000 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Deposit Trend ($mm) Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Wholesale Deposits Noninterest DDA 22% Retail Other Interest-Bearing 20% Retail Time Deposits 43% Whoelsae Deposits 15% Deposit Composition $2.40B $1,717 $1,600 $1,545 $1,470 $1,516 $1,476 $1,472 $1,494 86% 81% 76% 69% 69% 67% 63% 62% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Core Deposits(1) ($mm) Core Deposits % to Total Deposits Time Deposit Maturity Schedule (3/31/24) Retail Wholesale Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Months $ 217,695 4.85% $ 196,821 5.32% $ 414,516 5.07% 3 to 6 Months 127,389 4.81% 137,954 5.28% 265,343 5.05% 6 to 9 Months 342,001 5.27% 25,000 5.50% 367,001 5.28% 9 to 12 Months 330,862 5.02% 0 330,862 5.02% More than 12 Months 3,130 3.73% 0 3,130 3.73% Total $ 1,021,077 5.03% $ 359,775 5.32% $ 1,380,852 5.11% YoY +12.2% 1Q24 Highlight • Total deposits increased $51.2 million (2.2%) • Retail deposits increased $55.2 million (2.8%), but wholesale deposits decreased $4.0 (1.1%) • Uninsured deposits were $1.02 billion (42.4% of total deposits) compared to $947.3 million (40.3% of total deposits) at 12/31/23 March 31, 2024

13 Profitability (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP measure” for reconciliations of these measures to their most comparable GAAP measures. $9.1 $7.0 $8.7 $10.3 $7.5 $7.0 $5.9 $4.7 $12.8 $13.5 $13.5 $11.7 $10.7 $10.7 $10.0 $7.6 -1 1 3 5 7 9 11 13 15 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Net Income PTPP Net Income & PTPP(1) Income ($mm) $0.60 $0.46 $0.58 $0.70 $0.52 $0.49 $0.41 $0.33 $0.84 $0.89 $0.91 $0.80 $0.75 $0.74 $0.69 $0.53 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Diluted EPS Adjusted Diluted EPS Diluted EPS & Adjusted Diluted EPS(1) 1.65% 1.19% 1.44% 1.69% 1.19% 1.09% 0.89% 0.67% 2.32% 2.31% 2.24% 1.92% 1.71% 1.66% 1.50% 1.09% 0% 1% 1% 2% 2% 3% 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 ROAA Adjusted ROAA ROAA & Adjusted ROAA(1) 12.48% 8.16% 10.31% 12.46% 8.82% 8.12% 6.82% 5.39% 17.51% 15.84% 16.04% 14.13% 12.68% 12.42% 11.49% 8.73% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 ROAE Adjusted ROAE ROAE & Adjusted ROAE(1) 1Q24 Highlights • Noninterest expense increased $1.9 million, but net interest income decreased $925 thousand.

14 Noninterest Income & Expense $38.4 $27.3 $17.4 $27.1 $16.8 $17.7 $20.8 $19.4 $42.7 $46.1 $22.3 $22.5 $19.2 $16.2 $25.1 $20.6 6.8% 7.5% 6.3% 7.5% 7.2% 6.3% 6.0% 8.2% 5.3% 5.2% 4.4% 4.8% 4.6% 3.9% 3.9% 5.6% -8% -3% 2% 7% 12% 0 20 40 60 80 100 120 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 SBA 7(A) Loans ($mm) Sold Production Premium % Gain % $8.1 $8.5 $7.9 $8.9 $8.7 $8.6 $8.4 $9.2 $4.1 $5.2 $5.2 $4.8 $4.9 $5.6 $6.1 $7.2 2.22% 2.36% 2.19% 2.23% 2.16% 2.22% 2.19% 2.33% 0% 1% 1% 2% 2% 3% 0 2 4 6 8 10 12 14 16 18 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Noninterest Expense Trend ($mm) Compensation All Other Expenses % to Average Total Assets 49.0% 50.4% 49.2% 54.1% 55.9% 56.9% 59.2% 68.3% 60.5% 59.2% 62.1% 61.0% 61.6% 62.1% 62.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Efficiency Ratio (2) PCB Peer Average 271 274 272 276 272 272 270 272 267 268 269 270 271 272 273 274 275 276 277 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Number of FTE(3) Employees (1) Annualized (2) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income. Peer average data from UBPR (3) Full-time equivalent (1) $1.6 $1.8 $1.6 $1.7 $1.9 $1.8 $1.7 $1.1 $2.0 $1.4 $0.8 $1.3 $0.8 $0.7 $0.8 $1.8 56% 45% 32% 43% 29% 28% 32% 37% -40% -20% 0% 20% 40% 60% 80% 0 1 1 2 2 3 3 4 4 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Noninterest Income Trend ($mm) All Other Income Gain on Sale of Loans % of Gain on Sale of Loans

15 Net Interest Margin (1) Annualized 4.72% 5.17% 5.70% 6.11% 6.30% 6.43% 6.58% 6.66% 4.01% 4.25% 4.15% 3.79% 3.55% 3.57% 3.40% 3.10% 0.43% 0.98% 2.28% 3.45% 3.97% 4.17% 4.52% 4.85% 0.23% 0.57% 1.42% 2.33% 2.81% 2.97% 3.36% 3.76% 0.77% 2.19% 3.65% 4.52% 4.99% 5.26% 5.33% 5.33% -1% 0% 1% 2% 3% 4% 5% 6% 7% 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Yield & Cost(1) Loan Yield Net Interest Margin Cost of Interest-Bearing Liabilities Cost of Funds Average Fed Funds Rate 3.40% 3.10% +0.12% +0.03% -0.47% +0.02% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% 3.70% 4Q23 Loan Yield Other Earning Assets Yield Int-Bearing Liabilities Cost Balance Sheet Mix 1Q24 Quarter-over-Quarter Impact to Net Interest Margin(1) 1Q24 Highlights • Net interest income decreased $925 thousand to $21.0 million from $21.9 million for 4Q23. • Net interest margin decreased to 3.10% from 3.40% for 4Q23 mainly due to an increase in cost of average interest-bearing liabilities, partially offset by an increase in yield on average interest- earning assets.

16 Capital 12.44% 14.37% 15.59% 14.37% 5.00% 6.50% 8.00% 10.00% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Bank Regulatory Capital Ratios Actual Minimum Requirement For Well-Capitalized $22.36 $22.40 $22.94 $23.56 $23.77 $23.87 $24.46 $24.54 $17.73 $17.75 $18.21 $18.72 $18.94 $19.05 $19.62 $19.69 $12 $14 $16 $18 $20 $22 $24 $26 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Book Value/TCE(1) Per Share BV Per Share TCE Per Share March 31, 2024 14.26% 14.30% 13.86% 13.47% 13.32% 13.31% 12.51% 12.26% 11.31% 11.33% 11.00% 10.71% 10.61% 10.62% 10.03% 9.84% 8% 9% 10% 11% 12% 13% 14% 15% Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Total Equity/TCE(1) to Total Assets Total Equity to Total Assets TCE to Total Assets (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure.

17 Non-GAAP Measures To supplement the financial information presented in accordance with GAAP, we use certain non-GAAP financial measures. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. Risks associated with non-GAAP measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. In the information below, we provide reconciliations of the non-GAAP financial measures used in this presentation to the most direct comparable GAAP measures. Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. Management tracks its core deposits because management believes it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. ROATCE, TCE Per Share and TCE to Total Assets ROATCE, TCE per share and TCE to total assets measures that we use to measure the Company’s performance. We calculated TCE as total shareholders’ equity excluding preferred stock. Management believes the non-GAAP measures provide useful supplemental information, and a clearer understanding of the Company’s performance. PTPP Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses.

Non-GAAP Measures

The following table reconciles core deposits to its most comparable GAAP measure:

($ in thousands)		Jun-22	Sep-22	Dec-22	Mar-23	Jun-23	Sep-23	Dec-23	Mar-24
Total Deposits	(d)	$ 1,997,607	$ 1,978,098	$ 2,045,983	$ 2,141,689	$ 2,188,231	$ 2,192,1291	$ 2,351,612	$ 2,402,840
Less: Time Deposits Greater Than $250K		(246,024)	(299,271)	(413,876)	(514,464)	(511,590)	(514,406)	(575,702)	(609,550)
Less: Brokered Deposits		(35,001)	(79,131)	(87,031)	(157,020)	(160,149)	(201,258)	(303,742)	(299,776)
Core Deposits	(e)	$ 1,716,582	$ 1,599,696	$ 1,545,076	$ 1,470,205	$ 1,516,492	$ 1,476,465	$ 1,472,168	$ 1,493,514
Core Deposits to Total Deposits	(e)/(d)	85.9%	80.9%	75.5%	68.6%	69.3%	67.4%	62.6%	62.2%

The following table reconciles ROATCE to its most comparable GAAP measure:

($ in thousands)		2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24
Average Total Shareholders' Equity	(a)	$ 292,135	$ 338,248	$ 334,832	$ 335,169	$ 339,869	$ 343,144	$ 343,735	$ 349,644
Less: Average Preferred Stock		28,872	69,141	69,141	69,141	69,141	69,141	69,141	69,141
Average TCE (Non-GAAP)	(b)	$ 263,263	$ 269,107	$ 265,691	$ 266,028	$ 270,728	$ 274,003	$ 274,594	$ 280,503
Net Income	(c)	$ 9,092	$ 6,953	$ 8,702	$ 10,297	$ 7,477	$ 7,023	$ 5,908	$ 4,685
ROAE [1]	(c)/(a)	12.48%	8.16%	10.31%	12.46%	8.82%	8.12%	6.82%	5.32%
ROATCE (Non-GAAP)[1]	(c)/(b)	13.85%	10.25%	12.99%	15.70%	11.08%	10.17%	8.54%	6.63%

The following table reconciles TCE per share and TCE to total assets to their most comparable GAAP measures:

($ in thousands, except per share data)		Jun-22	Sep-22	Dec-22	Mar-23	Jun-23	Sep-23	Dec-23	Mar-24
Total Shareholders' Equity	(a)	$ 334,375	$ 332,719	$ 335,442	$ 336,830	$ 340,411	$ 341,852	$ 348,872	$ 350,005
Less: Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
TCE (Non-GAAP)	(b)	$ 265,234	$ 263,578	$ 266,301	$ 267,689	$ 271,270	$ 272,711	$ 279,731	$ 280,864
Outstanding Shares	(c)	14,956,760	14,853,140	14,625,474	14,297,870	14,318,890	14,319,014	14,260,440	14,263,791
Book Value Per Share	(a)/(c)	$ 22.36	$ 22.40	$ 22.94	$ 23.56	$ 23.77	$ 23.87	$ 24.46	$ 24.54
TCE Per Share (Non-GAAP)	(b)/(c)	$ 17.73	$ 17.75	$ 18.21	$ 18.72	$ 18.94	$ 19.05	$ 19.62	$ 19.69
Total Assets	(d)	$ 2,344,560	$ 2,327,051	$ 2,420,036	$ 2,500,524	$ 2,556,345	$ 2,567,974	$ 2,789,506	$ 2,854,292
Total Shareholders' Equity to Total Assets	(a)/(d)	14.26%	14.30%	13.86%	13.47%	13.32%	13.31%	12.51%	12.26%
TCE to Total Assets (Non-GAAP)	(b)/(d)	11.31%	11.33%	11.00%	10.71%	10.61%	10.62%	10.03%	9.84%

(1) Annualized

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Non-GAAP Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24
Net Income	(a)	$ 9,092	$ 6,953	$ 8,702	$ 10,297	$ 7,477	$ 7,023	$ 5,908	$ 4,685
Add: Provision (Reversal) for Credit Losses[1]		(109)	3,753	1,149	(2,778)	197	751	1,698	1,090
Add: Income Tax Provision		3,771	2,798	3,688	4,162	3,073	2,970	2,352	1,817
PTPP Income (Non-GAAP)	(b)	$ 12,754	$ 13,504	$ 13,539	$ 11,681	$ 10,747	$ 10,744	$ 9,958	$ 7,592
Average Total Assets	(c)	$ 2,208,059	$ 2,319,439	$ 2,395,712	$ 2,470,876	$ 2,520,752	$ 2,563,233	$ 2,642,175	$ 2,809,808
ROAA [2]	(a)/(c)	1.65%	1.19%	1.44%	1.69%	1.19%	1.09%	0.89%	0.67%
Adjusted ROAA (Non-GAAP)[2]	(b)/(c)	2.32%	2.31%	2.24%	1.92%	1.71%	1.66%	1.50%	1.09%
Average Total Shareholders' Equity	(d)	$ 292,135	$ 338,248	$ 334,832	$ 335,169	$ 339,869	$ 343,144	$ 343,735	$ 349,644
ROAE [2]	(a)/(d)	12.48%	8.16%	10.31%	12.46%	8.82%	8.12%	6.82%	5.39%
Adjusted ROAE (Non-GAAP)[2]	(b)/(d)	17.51%	15.84%	16.04%	14.13%	12.68%	12.42%	11.49%	8.73%
Net Income		$ 9,092	$ 6,953	$ 8,702	$ 10,297	$ 7,477	$ 7,023	$ 5,908	$ 4,685
Less: Income Allocated to Participating Securities		(42)	(30)	(37)	(33)	(24)	(21)	(17)	(9)
Net Income Allocated to Common Stock	(e)	9,050	6,923	8,665	10,264	7,453	7,002	5,891	4,676
Add: Provision for Loan Losses		(109)	3,753	1,149	(2,778)	197	751	1,698	1,090
Add: Income Tax Provision		3,771	2,798	3,688	4,162	3,073	2,970	2,352	1,817
PTPP Income Allocated to Common Stock	(f)	$ 12,712	$ 13,474	$ 13,502	$ 11,648	$ 10,723	$ 10,723	$ 9,941	$ 7,583
WA common shares outstanding, diluted	(g)	15,122,452	15,088,089	14,904,106	14,574,929	14,356,776	14,396,216	14,316,581	14,330,204
Diluted EPS	(e)/(g)	$ 0.60	$ 0.46	$ 0.58	$ 0.70	$ 0.52	$ 0.49	$ 0.41	$ 0.33
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.84	$ 0.89	$ 0.91	$ 0.80	$ 0.75	$ 0.74	$ 0.69	$ 0.53

($ in thousands)	2019	2020	2021	2022	2023
Net Income	$ 24,108	$ 16,175	$ 40,103	$ 34,987	$ 30,705
Add: Provision (Reversal) for Credit Losses[1]	4,237	13,219	(4,596)	3,602	(132)
Add: Income Tax Provision	10,243	6,836	16,856	14,416	12,557
PTPP Income (Non-GAAP)	$ 38,588	$ 36,230	$ 52,363	$ 53,005	$ 43,130

(1) Provision (reversal) for credit losses does not include provision (reversal) for off-balance sheet credit exposures for periods prior to January 1, 2023.
(2) Annualized.

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